UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Core Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Core Equity Fund

ANNUAL REPORT September 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by James A. Lydotes, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon International Core Equity Fund’s Class A shares produced a total return of 22.00%, Class C shares returned 21.11%, Class I shares returned 22.40% and Class Y shares returned 22.39%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 25.73% for the same period.2

International equity markets generally rose over the reporting period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment. The fund underperformed the Index, primarily due to allocations and stock selection in the health care, utilities and financial sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging-market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress towards a COVID-19 vaccine in November 2020 helped stocks advance. December 2020 brought vaccine approvals and passage of a second U.S. pandemic-related, fiscal stimulus package, both of which helped to support the rally into the new year. In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

While few international governments provided levels of economic stimulus as generous as those granted in the United States, most international equity markets benefited from accommodative central bank monetary policies and progress toward pandemic recovery. In particular, stocks in energy- and commodity-producing countries rose as global demand increased and prices of industrial materials climbed, while more defensive and economically sensitive areas, such as utilities and health care, lagged. However, during the second half of the period, the spread of the Delta variant of the COVID-19 virus introduced more uncertainty into investor’s calculations. Slowing economic growth in China and increasing inflationary pressures further weighed on global equity performance, causing a widespread dip in many market sectors and countries during the month of September.

Defensive Positioning Detracts from Relative Returns

While the fund participated significantly in the market’s gains, performance lagged the Index largely due to overweight exposure to defensive sectors, particularly health care and, to a lesser degree, utilities. Mildly underweight exposure to the strong-performing financials sector also detracted from relative returns. Within health care, the fund tended to emphasize more defensive, large-cap pharmaceutical companies such as France-based Sanofi, which underperformed at a time when investors broadly favored more risk-on, cyclically oriented names. Within utilities, the fund focused on southern European companies leading the charge toward renewable energy, such as Italy’s Enel and Spain’s Iberdrola. While we continue to believe such companies are well positioned to thrive as their markets emerge from pandemic lockdowns, and as Europe strives to meet aggressive renewable energy targets, our investment thesis for these stocks has yet to play out.

On the positive side, the fund’s relative performance benefited from good stock selection in the consumer discretionary and materials sectors. Among leading consumer discretionary performers, shares in Japanese consumer electronics maker Sony rose on strong revenues from the company’s gaming and music divisions. Another top consumer discretionary holding, France-based, luxury consumer company LVMH Moët Hennessy Louis Vuitton, saw robust demand across its many lines of high-end products and services. In the materials sector, Australia-based Fortescue Metals Group reported better-than-expected revenues on increasing industrial commodity prices, while at the same time the company strengthened its balance sheet and returned growing dividends to shareholders.

Economic Backdrop Looks Positive

With economic activity picking up in much of the world and the impact of fiscal stimulus still being felt, we believe recent trends in favor of value stocks are likely to persist in the coming months. European and Japanese equity markets offer a wealth of attractively valued large-cap investment opportunities that appear well positioned to benefit from this environment. As of the end of the period, the fund holds overweight exposure to utilities with significant renewable energy components and to technology firms poised to profit from the increasing demand for semiconductors in ever-broader areas of industry. While the fund maintains approximately market-weight exposure to the consumer discretionary sector, it has emphasized consumer product companies likely to benefit from current trends. Conversely, the fund holds underweight exposure

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to the energy sector, where we expect commodity prices to retreat as supply and demand dynamics come back into balance.

October 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Core Equity Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	15.00%	6.15%	7.62%
without sales charge	12/8/88	22.00%	7.41%	8.26%
Class C shares
with applicable redemption charge†	12/8/88	20.11%	6.58%	7.42%
without redemption	12/8/88	21.11%	6.58%	7.42%
Class I shares	12/8/88	22.40%	7.71%	8.57%
Class Y shares	6/1/15	22.39%	7.71%	8.56%††
MSCI EAFE Index		25.73%	8.81%	8.10%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.65	$9.56	$4.29	$4.29
Ending value (after expenses)	$1,010.60	$1,006.70	$1,011.90	$1,011.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.67	$9.60	$4.31	$4.31
Ending value (after expenses)	$1,019.45	$1,015.54	$1,020.81	$1,020.81
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2021

Description	Shares		Value ($)
Common Stocks - 95.6%
Australia - 6.7%
AGL Energy	835,600		3,458,363
Aristocrat Leisure	60,643		2,029,990
ASX	25,891		1,512,464
Brambles	492,436		3,830,135
Fortescue Metals Group	233,231		2,459,548
Macquarie Group	30,471		3,997,877
Telstra	2,999,802		8,454,987
			25,743,364
Austria - 1.3%
OMV	86,999		5,227,719
Czech Republic - .5%
Avast	238,521	[a]	1,823,900
Denmark - 1.4%
Vestas Wind Systems	133,718		5,353,608
France - 12.0%
BNP Paribas	167,126		10,705,327
Cie Generale des Etablissements Michelin	12,992		1,993,892
Klepierre	168,155		3,743,996
LVMH	24,185		17,293,825
Sanofi	85,494		8,230,045
Teleperformance	11,165		4,392,942
			46,360,027
Germany - 8.2%
Allianz	31,424		7,087,486
Daimler	107,958	[b]	9,596,965
Deutsche Post	133,902		8,439,376
Evonik Industries	66,555		2,108,017
HeidelbergCement	59,095		4,432,042
			31,663,886
Hong Kong - 1.8%
Sun Hung Kai Properties	576,500		7,164,373
Ireland - 1.4%
ICON	20,810	[c]	5,452,636
Italy - 2.4%
Enel	1,188,088		9,121,590
Japan - 23.6%
Advantest	19,700		1,764,959
Casio Computer	236,500		3,921,537
FUJIFILM Holdings	35,500		3,061,164
Fujitsu	37,400		6,792,236

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 95.6% (continued)
Japan - 23.6% (continued)
ITOCHU	192,500	5,638,616
Mitsubishi Electric	437,200	6,080,758
Mizuho Financial Group	336,900	4,742,872
Nintendo	9,000	4,378,130
Nippon Telegraph & Telephone	252,000	6,966,555
Recruit Holdings	31,600	1,926,819
Seven & i Holdings	48,700	2,209,983
Shionogi & Co.	63,400	4,343,248
Sony Group	75,200	8,374,380
Sumitomo Mitsui Financial Group	291,100	10,184,245
Tokyo Electron	7,300	3,217,858
Trend Micro	168,700	9,411,110
West Japan Railway	162,900	8,111,992
		91,126,462
Netherlands - 6.3%
ASML Holding	11,029	8,135,788
ING Groep	304,323	4,416,998
Koninklijke Ahold Delhaize	284,396	9,428,669
Royal Dutch Shell, Cl. B	114,915	2,545,863
		24,527,318
Norway - .6%
Yara International	43,749	2,165,303
Singapore - 1.1%
Singapore Exchange	191,500	1,401,287
United Overseas Bank	148,100	2,801,116
		4,202,403
Spain - 1.7%
ACS Actividades de Construccion y Servicios	94,129	2,523,741
Enagas	175,839	3,907,959
		6,431,700
Sweden - 1.9%
Epiroc, Cl. A	292,985	6,039,111
Swedish Match	131,075	1,149,542
		7,188,653
Switzerland - 12.5%
Holcim	109,566	5,271,279
Kuehne + Nagel International	6,099	2,072,425
Logitech International	78,901	6,987,781
Novartis	100,475	8,242,990
Roche Holding	39,029	14,241,827
Sonova Holding	22,579	8,515,645

Description		Shares		Value ($)
Common Stocks - 95.6% (continued)
Switzerland - 12.5% (continued)
STMicroelectronics		62,960		2,744,898
				48,076,845
United Kingdom - 12.2%
BAE Systems		453,889		3,430,694
Bunzl		42,526		1,404,827
Centrica		3,726,978		2,843,835
Diageo		78,372		3,776,202
Ferguson		45,459		6,301,655
GlaxoSmithKline		179,760		3,393,062
Legal & General Group		1,105,045		4,172,957
Melrose Industries		494,305		1,143,826
Rio Tinto		64,845		4,281,465
Tate & Lyle		356,946		3,324,238
Unilever		193,080		10,437,523
Vodafone Group		1,824,398		2,759,658
				47,269,942
Total Common Stocks (cost $340,209,577)				368,899,729

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI EAFE ETF (cost $3,003,250)		37,192	[b]	2,901,348
	Preferred Dividend Yield (%)
Preferred Stocks - 1.4%
Germany - 1.4%
Volkswagen (cost $6,960,061)	2.59	24,477		5,483,207

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,522,864)	0.06	3,522,864	[d]	3,522,864
Total Investments (cost $353,695,752)		98.7%		380,807,148
Cash and Receivables (Net)		1.3%		4,963,932
Net Assets		100.0%		385,771,080

ETF—Exchange-Traded Fund

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $1,823,900 or .47% of net assets.

b Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $12,437,291 and the value of the collateral was $13,128,120, consisting of U.S. Government & Agency securities.

c Non-income producing security.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.4
Capital Goods	9.8
Banks	8.5
Consumer Durables & Apparel	7.7
Materials	5.4
Utilities	5.0
Transportation	4.8
Telecommunication Services	4.7
Software & Services	4.7
Automobiles & Components	4.4
Semiconductors & Semiconductor Equipment	4.1
Food & Staples Retailing	3.0
Insurance	2.9
Real Estate	2.8
Household & Personal Products	2.7
Commercial & Professional Services	2.6
Technology Hardware & Equipment	2.6
Health Care Equipment & Services	2.2
Food, Beverage & Tobacco	2.2
Energy	2.0
Diversified Financials	1.8
Investment Companies	1.7
Media & Entertainment	1.2
Consumer Services	.5
98.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 9/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,530,333	95,559,538	(94,567,007)	3,522,864.9		1,450
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,124,176	1,754,919	(2,879,095)	-	-	767†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	33,862,923	(33,862,923)	-	-	7,949†††
Total	3,654,509	131,177,380	(131,309,025)	3,522,864.9		10,166

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securitites.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,437,291)—Note 1(c):
Unaffiliated issuers	350,172,888	377,284,284
Affiliated issuers	3,522,864	3,522,864
Cash denominated in foreign currency	2,411,383	2,403,018
Tax reclaim receivable—Note 1(b)		2,029,070
Dividends and securities lending income receivable		1,008,118
Receivable for shares of Beneficial Interest subscribed		136,441
Prepaid expenses		29,843
		386,413,638
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		274,889
Payable for shares of Beneficial Interest redeemed		201,728
Trustees’ fees and expenses payable		4,667
Other accrued expenses		161,274
		642,558
Net Assets ($)		385,771,080
Composition of Net Assets ($):
Paid-in capital		356,076,315
Total distributable earnings (loss)		29,694,765
Net Assets ($)		385,771,080

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	74,953,652	2,433,523	103,038,940	205,344,965
Shares Outstanding	1,738,056	55,696	2,338,821	4,663,630
Net Asset Value Per Share ($)	43.12	43.69	44.06	44.03

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $1,248,081 foreign taxes withheld at source):
Unaffiliated issuers	13,516,636
Affiliated issuers	1,450
Income from securities lending—Note 1(c)	8,716
Total Income	13,526,802
Expenses:
Investment advisory fee—Note 3(a)	3,532,954
Shareholder servicing costs—Note 3(c)	672,681
Administration fee—Note 3(a)	441,620
Professional fees	130,771
Custodian fees—Note 3(c)	98,833
Registration fees	64,858
Trustees’ fees and expenses—Note 3(d)	32,708
Prospectus and shareholders’ reports	30,809
Distribution fees—Note 3(b)	21,236
Chief Compliance Officer fees—Note 3(c)	14,069
Loan commitment fees—Note 2	13,330
Interest expense—Note 2	5,474
Miscellaneous	33,961
Total Expenses	5,093,304
Less—reduction in expenses due to undertaking—Note 3(a)	(1,072,537)
Net Expenses	4,020,767
Investment Income—Net	9,506,035
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	40,613,308
Net realized gain (loss) on forward foreign currency exchange contracts	158,291
Net Realized Gain (Loss)	40,771,599
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	40,687,875
Net Realized and Unrealized Gain (Loss) on Investments	81,459,474
Net Increase in Net Assets Resulting from Operations	90,965,509

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	9,506,035	9,810,001
Net realized gain (loss) on investments	40,771,599	4,280,186
Net change in unrealized appreciation (depreciation) on investments	40,687,875	(24,725,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,965,509	(10,635,530)
Distributions ($):
Distributions to shareholders:
Class A	(1,749,965)	(2,680,089)
Class C	(37,411)	(79,259)
Class I	(3,448,407)	(4,855,475)
Class Y	(4,764,427)	(10,234,636)
Total Distributions	(10,000,210)	(17,849,459)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	7,196,130	14,629,167
Class C	97,687	100,765
Class I	30,971,777	27,660,291
Class Y	9,469,049	11,771,539
Distributions reinvested:
Class A	1,507,242	1,964,516
Class C	35,777	62,831
Class I	3,321,944	4,607,773
Class Y	4,764,401	10,234,606
Cost of shares redeemed:
Class A	(21,407,760)	(40,768,817)
Class C	(953,418)	(2,176,640)
Class I	(90,606,849)	(75,015,447)
Class Y	(55,754,760)	(147,742,713)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(111,358,780)	(194,672,129)
Total Increase (Decrease) in Net Assets	(30,393,481)	(223,157,118)
Net Assets ($):
Beginning of Period	416,164,561	639,321,679
End of Period	385,771,080	416,164,561

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	169,271	426,359
Shares issued for distributions reinvested	36,816	50,231
Shares redeemed	(499,626)	(1,165,962)
Net Increase (Decrease) in Shares Outstanding	(293,539)	(689,372)
Class Ca
Shares sold	2,270	2,897
Shares issued for distributions reinvested	857	1,578
Shares redeemed	(22,039)	(59,083)
Net Increase (Decrease) in Shares Outstanding	(18,912)	(54,608)
Class Ib
Shares sold	720,276	782,892
Shares issued for distributions reinvested	79,586	115,773
Shares redeemed	(2,032,526)	(2,060,959)
Net Increase (Decrease) in Shares Outstanding	(1,232,664)	(1,162,294)
Class Y
Shares sold	233,188	311,129
Shares issued for distributions reinvested	114,199	257,345
Shares redeemed	(1,348,804)	(4,346,993)
Net Increase (Decrease) in Shares Outstanding	(1,001,417)	(3,778,519)

[a]

During the period ended September 30, 2021, 84 Class C shares representing $3,491 were automatically converted to 85 Class A shares and during the period ended September 30, 2020, 141 Class C shares representing $5,050 were automatically converted to 143 Class A shares.

[b]	During the period ended September 30, 2020, 113 Class A shares representing $4,200 were exchanged for 111 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.12	36.99	39.86	39.51	33.37
Investment Operations:
Investment income—net[a]	.84	.59	.89	.63	.52
Net realized and unrealized gain (loss) on investments	7.06	(.44)	(3.06)	.34	6.18
Total from Investment Operations	7.90	.15	(2.17)	.97	6.70
Distributions:
Dividends from investment income—net	(.90)	(1.02)	(.70)	(.62)	(.56)
Net asset value, end of period	43.12	36.12	36.99	39.86	39.51
Total Return (%)[b]	22.00	.20	(5.22)	2.44	20.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	1.64	1.64	1.56	1.64
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.96	1.63	2.45	1.55	1.50
Portfolio Turnover Rate	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	74,954	73,381	100,661	132,208	153,146

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.54	37.37	40.13	39.63	33.43
Investment Operations:
Investment income—net[a]	.49	.28	.57	.25	.26
Net realized and unrealized gain (loss) on investments	7.19	(.44)	(3.00)	.40	6.20
Total from Investment Operations	7.68	(.16)	(2.43)	.65	6.46
Distributions:
Dividends from investment income—net	(.53)	(.67)	(.33)	(.15)	(.26)
Net asset value, end of period	43.69	36.54	37.37	40.13	39.63
Total Return (%)[b]	21.11	(.60)	(5.94)	1.63	19.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.17	2.15	2.11	2.06	2.13
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	1.13	.77	1.55	.63	.75
Portfolio Turnover Rate	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	2,434	2,726	4,829	7,297	11,985

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.83	37.67	40.54	40.12	33.82
Investment Operations:
Investment income—net[a]	.95	.69	1.01	.78	.67
Net realized and unrealized gain (loss) on investments	7.24	(.44)	(3.11)	.32	6.22
Total from Investment Operations	8.19	.25	(2.10)	1.10	6.89
Distributions:
Dividends from investment income—net	(.96)	(1.09)	(.77)	(.68)	(.59)
Net asset value, end of period	44.06	36.83	37.67	40.54	40.12
Total Return (%)	22.40	.43	(4.94)	2.71	20.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.19	1.15	1.10	1.19
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.18	1.88	2.75	1.91	1.89
Portfolio Turnover Rate	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	103,039	131,536	178,310	223,699	187,558

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.81	37.65	40.52	40.10	33.80
Investment Operations:
Investment income—net[a]	.96	.67	1.00	.76	.67
Net realized and unrealized gain (loss) on investments	7.22	(.42)	(3.10)	.34	6.22
Total from Investment Operations	8.18	.25	(2.10)	1.10	6.89
Distributions:
Dividends from investment income—net	(.96)	(1.09)	(.77)	(.68)	(.59)
Net asset value, end of period	44.03	36.81	37.65	40.52	40.10
Total Return (%)	22.39	.43	(4.94)	2.71	20.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.98	.96	.95	.99
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.22	1.83	2.70	1.86	1.87
Portfolio Turnover Rate	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	205,345	208,521	355,521	381,613	350,889

a  Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s administrator. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s investment adviser and the Adviser served as the fund’s administrator. Effective September 1, 2021 (the “Effective Date”), Newton Investment Management North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser and also as of the Effective Date the Adviser serves as the fund’s investment adviser and will continue to provide the fund with administrative services pursuant to an Administration Agreement with the fund. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C

NOTES TO FINANCIAL STATEMENTS (continued)

shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

NOTES TO FINANCIAL STATEMENTS (continued)

and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	5,452,636	363,447,093	††	-	368,899,729
Equity Securities - Preferred Stocks	-	5,483,207	††	-	5,483,207
Exchange-Traded Funds	2,901,348	-		-	2,901,348
Investment Companies	3,522,864	-		-	3,522,864

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result

NOTES TO FINANCIAL STATEMENTS (continued)

of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $1,201 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At September 30, 2021, BNY Mellon Diversified International Fund, an affiliate of the fund, held 4,648,945 Class Y shares representing approximately 53.1% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,626,186, undistributed capital gains $29,233,144, accumulated capital losses $34,278,882 and unrealized appreciation $26,114,317.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $34,278,882 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which

NOTES TO FINANCIAL STATEMENTS (continued)

are $1,156,174 short-term capital losses and $33,122,708 long-term capital losses, can be utilized in subsequent years is subject to an annual limitation. The acquired fund had these capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: ordinary income $10,000,210 and $17,849,459, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2021 was approximately $448,493 with a related weighted average annualized interest rate of 1.22%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser as of the Effective Date and Mellon prior to September 1, 2021, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended September 30, 2021 was .80%.

The Adviser, as of the Effective Date and Mellon prior to September 1, 2021 has contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. This expense limitation agreement will continue in effect, with respect to each class, except Class Y shares, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, the expense limitation agreement will continue until February 1, 2022, after which the expense limitation agreement may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,072,537 during the period ended September 30, 2021.

The fund compensates the Adviser under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $441,620 during the period ended September 30, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of ..32% of the value of the fund’s average daily net assets.

During the period ended September 30, 2021, the Distributor retained $972 from commissions earned on sales of the fund’s Class A shares and $2 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $21,236 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

NOTES TO FINANCIAL STATEMENTS (continued)

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $202,309 and $7,079, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $36,498 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $98,833 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $262,383, administration fees of $32,798, Distribution Plan fees of $1,569, Shareholder Services Plan fees of $16,395, custodian fees of $38,276, Chief Compliance Officer fees of $3,538 and transfer agency fees of $6,430, which are offset against an expense reimbursement currently in effect in the amount of $86,500.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2021, amounted to $279,961,890 and $391,243,125, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

NOTES TO FINANCIAL STATEMENTS (continued)

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2021, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2021:

Average Market Value ($)
Forward contracts	2,917,918

At September 30, 2021, the cost of investments for federal income tax purposes was $354,709,154; accordingly, accumulated net unrealized appreciation on investments was $26,097,994, consisting of $48,503,165 gross unrealized appreciation and $22,405,171 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Core Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Stock Funds), including the statements of investments and investments in affiliated issuers, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Stock Funds) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2021:

- the total amount of taxes paid to foreign countries was $1,248,081.

- the total amount of income sourced from foreign countries was $14,830,111.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2022. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,248,291 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 10, 2021 (the “Meeting”), the Board discussed with representatives of BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”), the fund’s administrator, plans to realign the equities and multi-asset capabilities of Mellon Investments Corporation’s (“Mellon”), the fund’s investment adviser, with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). BNYM Investment Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as the fund’s investment adviser pursuant to an investment advisory agreement with the fund (the “Current Advisory Agreement”), will become employees of Newton US as of the Effective Date. To align the management of the fund with that of other funds in the BNY Mellon Family of Funds as a result of the Firm Realignment, BNYM Investment Adviser proposed that it (i) replace Mellon as the fund’s investment adviser pursuant to a new investment advisory agreement between BNYM Investment Adviser and the fund (the “New Advisory Agreement”), and (ii) engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between BNYM Investment Adviser and Newton US (the “New Sub-Advisory Agreement”), each to be effective on the Effective Date.

At the Meeting, BNYM Investment Adviser recommended the approval of the New Investment Advisory Agreement, pursuant to which BNYM Investment Adviser would serve as investment adviser to the fund, and the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund. The recommendation for the approval of the New Advisory Agreement and the New Sub-Advisory Agreement was based on the following considerations, among others: (i) approval of the New Advisory Agreement and the New Sub-Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio, subject to the supervision and approval of BNYM Investment Adviser, after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; (iii) all material terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement; (iv) BNYM Investment Adviser will continue to provide the fund with administrative services pursuant to an Administration Agreement with the fund; and (v) BNYM Investment Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that BNYM Investment Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on November 2-3, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Advisory

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Agreement with Mellon and the Administration Agreement with BNY Mellon Investment Adviser for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Advisory Agreement and the New Sub-Advisory Agreement. In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement, the Board considered the materials prepared by BNYM Investment Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Advisory Agreement and a form of the New Sub-Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of BNYM Investment Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by BNYM Investment Adviser and Newton US to the fund under the New Advisory Agreement and New Sub-Advisory Agreement, respectively, the Board considered: (i) BNYM Investment Adviser’s and Newton US’s organizations, qualifications and backgrounds, as well as the qualifications of their personnel; (ii) the expertise of the personnel providing portfolio management services which would remain the same, and the expertise of those supervising the portfolio management services, after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by BNYM Investment Adviser and BNYM Investment Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the advisory services and the sub-advisory services to be provided by BNYM Investment Adviser under the New Advisory Agreement and by Newton US under the New Sub-Advisory Agreement, respectively, as well as the ability of each of BNYM Investment Adviser and Newton US to render such services based on its resources and, with respect to Newton US, the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The Board also considered that the nature, extent and quality of the services that are provided by BNYM Investment Adviser pursuant to the fund’s Administration Agreement with BNYM Investment

Adviser are expected to remain the same, including BNYM Investment Adviser’s extensive administrative, accounting and compliance infrastructures.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Advisory Agreement was the same as that payable under the Current Advisory Agreement and had been considered at the 15(c) Meeting. With respect to the New Sub-Advisory Agreement, the Board noted that the proposed fee would be paid by BNYM Investment Adviser and, thus, would not impact the fees paid by the fund or the overall profitability to BNYM Investment Adviser and its affiliates. The Board considered the fee payable to Newton US in relation to the fee payable to BNYM Investment Adviser by the fund and the respective services provided by Newton US and BNYM Investment Adviser. The Board recognized that, because Newton US’s fee would be paid by BNYM Investment Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Advisory Agreement, and that the Board had received and considered a profitability analysis of Mellon and its affiliates under the Current Advisory Agreement, including BNYM Investment Adviser and Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to BNYM Investment Adviser by the fund and the proposed fee payable to Newton US by BNYM Investment Adviser were appropriate and BNYM Investment Adviser’s profitability would not be excessive in light of the nature, extent and quality of the services to be provided to the fund by BNYM Investment Adviser under the New Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board considered the proposed fee payable under the New Advisory Agreement was the same as that payable under the Current Advisory Agreement and had been considered at the 15(c) Meeting. With respect to the New Sub-Advisory Agreement, the Board recognized that, because the fee payable to Newton US would be paid by BNYM Investment Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to Mellon and its affiliates, including BNYM Investment Adviser, in connection with the management of the fund (which were anticipated to be the same as those which may accrue to BNYM Investment Adviser and its affiliates under the New Advisory Agreement) had been adequately considered by Mellon in connection with the fee rate

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

charged to the fund pursuant to the Current Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to BNYM Investment Adviser and Newton US as a result of their relationships with the fund (which were anticipated to be the same as those accruing to Mellon under the Current Advisory Agreement), and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Advisory Agreement and New Sub-Advisory Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (77)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Joni Evans (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Burton N. Wallack (70)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (75)
Board Member (2003)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Hodding Carter III, Emeritus Board Member
Gordon J. Davis, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser & Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0720AR0921

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2020 and $47,500 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,909 in 2020 and $10,802 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,531 in 2020 and $8,222 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $761 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $726,833 in 2020 and $2,846,056 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By: /s/ David DiPetrillo
        David DiPetrillo

        President (Principal Executive Officer)

Date: November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: November 22, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: November 22, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)